SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
             the Securities Exchange Act of 1934 (Amendment No. _ )

Check the appropriate box:

    /_/     Preliminary Information Statement

    /_/ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

    /X/     Definitive Information Statement

                             ROAMING MESSENGER, INC.
          -------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

     X      No fee required

    /_/     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

              (1)  Title of each  class  of  securities  to  which  transaction applies:
                    ____________________________________________________________

               (2)  Aggregate number of securities to which transaction applies:

                    ____________________________________________________________

               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                    ____________________________________________________________

               (4)  Proposed maximum aggregate value of transaction:
                    ____________________________________________________________

               (5)  Total fee paid:
                    ____________________________________________________________

    /_/     Fee paid previously with preliminary materials.

    /_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1)  Amount Previously Paid:
                    ____________________________________________________________

               (2)  Form, Schedule or Registration Statement No.:
                    ____________________________________________________________

               (3)  Filing Party:
                    ____________________________________________________________

               (4)  Date Filed:
                    ____________________________________________________________

                             ROAMING MESSENGER, INC.
                           50 CASTILIAN DRIVE, SUITE A
                         SANTA BARBARA, CALIFORNIA 93117

                         NOTICE OF ACTION TO BE TAKEN BY
                                THE SHAREHOLDERS

                               SEPTEMBER 15, 2006

To The Shareholders of Roaming Messenger, Inc.

         Jonathan Lei, Louie Ucciferri, Harinder Dhillon, Roger Endo, and Hope Investments, Inc., (collectively, the "Majority Shareholders") are the holders of a total of 106,074,025 shares or approximately 52.9% of the total issued and outstanding stock of Roaming Messenger, Inc., a Nevada corporation (the "Company"). The Majority Shareholders intend to adopt the following resolutions by written consent in lieu of a meeting pursuant to the General Corporation Law of the State of Nevada.

1. Authorize the officers and directors of the Company, subject to any third party approval, if required, to cause the Company to amend its Articles of Incorporation to change the Company's name from Roaming Messenger, Inc. to Warp 9, Inc.


    Jonathan Lei, Chief Executive Officer, President, and Corporate Secretary

                                   -----------

             WE ARE NOT ASKING YOU FOR A CONSENT OR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY.

                                   -----------

                             ROAMING MESSENGER, INC.
                           50 CASTILIAN DRIVE, SUITE A
                         SANTA BARBARA, CALIFORNIA 93117


                               SEPTEMBER 15, 2006

                               SHAREHOLDERS ACTION

         The Majority Shareholders submitted their consents to the shareholder resolutions described in this Information Statement on or about August 24, 2006, to be effective on or about October 11, 2006. As of August 24, 2006, the Majority Shareholders held of record 106,074,025 shares of the Company's common stock, par value $0.001 per share, or approximately 52.9% of the total issued and outstanding common stock of the Company. The remaining outstanding shares of common stock are held by several hundred other shareholders.

         The Majority Shareholders consist of Jonathan Lei, the Chairman, Chief Executive Officer, President, Chief Financial Officer, and Corporate Secretary of the Company, Louie Ucciferri, a director of the Company, Hope Investments, Inc., a California corporation, Harinder Dhillon, President of the Company's wholly owned subsidiary, and Roger Endo.

         Holders of the common stock of record as of August 24, 2006 are entitled to submit their consent to the shareholder resolutions described in this Information Statement, although no shareholder consents other than that of the Majority Shareholders are required to be submitted in order for the resolution to be adopted. The Company is not soliciting consents or proxies and shareholders have no obligation to submit either of them. Whether or not shareholders submit consents should not affect their rights as shareholders or the prospects of the proposed shareholder resolutions being adopted. The Majority Shareholders will consent to all of the shareholder resolutions described in this Information Statement. Other shareholders who desire to submit their consents must do so by October 11, 2006 and once submitted will not be revocable. The affirmative vote of the holders of a majority of the outstanding common stock of the Company is required to adopt the resolutions described in this Information Statement. Nevada law does not require that the proposed transaction be approved by a majority of the disinterested shareholders. A total of 200,499,788 shares of common stock will be entitled to vote on the Company's proposed transactions described in this Information Statement.


                        THE COMPANY AND THE TRANSACTIONS

         The Company has its executive offices at 50 Castilian Drive, Suite A, Santa Barbara, California 93117, and its telephone number is (805) 683-7626. As described in the accompanying NOTICE OF ACTION TO BE TAKEN BY THE SHAREHOLDERS, the Company proposes to amend its Articles of Incorporation in order to change the Company's name from Roaming Messenger, Inc. to Warp 9, Inc. (the "Amendment").

         The Board of Directors of the Company voted unanimously to implement the Amendment. The Board of Directors believes that the Amendment better reflects the Company's current business. The Company is not expected to experience a material tax consequence as a result of the Amendment.

         Additional information regarding the Company, its business, its stock, and its financial condition are included in the Company's Form 10-KSB annual report and its Form 10-QSB quarterly reports. Copies of the Company's Form
10-KSB for its fiscal year ending June 30, 2005, as well as the Company's Form 10-QSB for the quarters ending September 30, 2005, December 31, 2005, and March 31, 2006 are available upon request to: Jonathan Lei, Corporate Secretary, Roaming Messenger, Inc., 50 Castilian Drive, Suite A, Santa Barbara, California 93117.


                 SHAREHOLDER PROPOSALS AND NOMINATING PROCEDURES

         Any proposal that a shareholder intends to present at the Company's 2007 Annual Meeting should be received at the Company's principal executive office not later than May 1, 2007. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission. Shareholder proposals should be addressed to the Secretary of the Company.

         Nominations for directors to be elected at the 2007 Annual Meeting, other than those made by the Board of Directors, should have been submitted to the Secretary of the Company no later than May 1, 2007. The nomination should include the full name of the nominee and a description of the nominee's background in compliance with Regulation S-K of the reporting rules of the Securities and Exchange Commission.


                                  OTHER MATTERS

         The Board of Directors of the Company is not aware that any matter other than those described in this Information Statement is to be presented for the consent of the shareholders.

         UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO JONATHAN LEI, SECRETARY OF THE COMPANY, AT ROAMING MESSENGER, INC., 50 CASTILIAN DRIVE, SUITE A, SANTA BARBARA, CALIFORNIA 93117, TELEPHONE (805) 683-7626, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED WITHOUT CHARGE.












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